UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COGDELL SPENCER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Cogdell Spencer Inc.
VOTE BY INTERNET OR MAIL
QUICK *** EASY *** IMMEDIATE
As a stockholder of Cogdell Spencer Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 3, 2011.

Vote Your Proxy on the Internet:		Vote Your Proxy by mail:

Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
VOTING ELECTRONICALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND FOR “ONE YEAR” IN PROPOSAL 4.	Please mark your votes like this	☒
1.	The election of seven members to the Board of Directors, each to serve until the 2012 Annual Meeting of Stockholders and until his successor is duly elected and qualifies:

NOMINEES: 01. Raymond W. Braun 02. John R. Georgius 03. Richard B. Jennings 04. Christopher E. Lee 05. David J. Lubar 06. Richard C. Neugent 07. Randolph D. Smoak, Jr. M.D.	☐ ☐ ☐ ☐ ☐ ☐	FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL NOMINEES EXCEPT (See Instructions below) ☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and fill in the box next to each nominee you wish to withhold.
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2011;

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve, in a non-binding advisory vote, the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement;

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	To vote upon, in a non-binding advisory vote, the frequency of holding future non-binding advisory votes on executive compensation; and

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements therof.

To change the address on your account, please check the box at right, cross out and make change on the left. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Please mark, date, sign and mail your proxy card in the envelope provided as soon as possible.

Signature	Signature	Date	, 2011

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held May 4, 2011
This proxy statement and our 2010 Annual Report to Stockholders are available at http://www.cstproxy.com/cogdellspencer/2011
▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	COGDELL SPENCER INC.
4401 Barclay Downs Drive, Suite 300
Charlotte, NC 28209-4670
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 4, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Cogdell Spencer Inc., a Maryland corporation (the “Company”), hereby appoints Raymond W. Braun and Charles M. Handy as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at the Renaissance Charlotte SouthPark Hotel, Queen Victoria room, located at 5501 Carnegie Boulevard, Charlotte, North Carolina 28209 on Wednesday, May 4, 2011 at 1:00 p.m., Eastern Time, or any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and our Annual Report to Stockholders for the year ending December 31, 2010 and revokes any proxy heretofore given with respect to such meeting.
The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director, “FOR” proposal 2, “FOR” proposal 3 and for “ONE YEAR” in proposal 4. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.